                                                                    EXHIBIT 99.1

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED BALANCE
SHEET
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                     FEBRUARY 2002



                                                         Ending Balance
                                                            2/28/02
                                                        ----------------

ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                 13,006,482
     Accounts receivable                                          910,592
     Inventories                                                        -
     Prepaid expenses and other current assets                    375,626
                                                        -----------------
          Total current assets                                 14,292,700

Net property, plant and equipment                                 487,725

Other assets                                                    7,776,563
                                                        -----------------
                                                               22,556,988
                                                        =================




LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIENCY)
Current liabilities:

     Credit facility                                                    0
     Current portion long-term debt                            74,265,000
     Accounts payable                                          34,818,933
     Accrued expenses                                          16,609,071
     Income taxes payable
                                                                6,416,165
                                                        -----------------
          Total current liabilities                           132,109,169

Current assets in excess of reorganization value               21,815,157


Stockholders' equity (deficiency):
     Common stock                                              17,553,048
     Additional paid in capital                                 4,436,788
     Unearned compensation                                       (100,971)
     Retained deficit                                        (152,777,767)
     Cumulative currency translation adjustment                  (478,436)
                                                        -----------------
          Total stockholders' equity (deficiency)            (131,367,338)
                                                        -----------------
                                                               22,556,988
                                                        =================

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED INCOME STATEMENT
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                   FEBRUARY 2002



                                                  ---------------------------------------
                                                                           14 Months
                                                   Month of Feb. 2002   Jan '01-Feb '02
                                                  ---------------------------------------
Net revenue                                                                   65,869,367
Cost of sales                                                                 51,968,750
                                                  ---------------------------------------
Gross profit                                                                  13,900,617
                                                                    -

Selling, general and administrative expenses                  767,639         19,974,936
Royalty income                                                      -          5,478,479
Restructuring and other unusual charges                        46,505          4,079,185
                                                  ---------------------------------------

Earnings from operations                                     (814,144)        (4,675,025)

Interest expense                                              399,768         14,920,100
Other (income) expense, net                                  (140,450)       (28,033,547)
                                                  ---------------------------------------

Net income before income tax                               (1,073,462)         8,438,422

Income tax expense                                                  -            992,535
                                                  ---------------------------------------

Net income                                                 (1,073,462)         7,445,887
                                                  =======================================

CVEO Corporation f/k/a Converse Inc.
Schedule of Cash Receipts & Disbursements Form MOR1
$=thousands


                                     ---------------------------------------------
                                     Prior Month   Actual           Total
                                     Cumulative    2/1/02-2/28/02   Cumulative
CASH RECEIPTS:
Domestic Accounts                          33,502                           33,502
Outlet Stores
Int'l Distributors                          4,740                            4,740
Royalty Receipts                           15,747                           15,747
Auction Fixed Assets                        3,989                            3,989
Interest Receipts                             901             125            1,026
Other Receipts                                373              20              393
                                            2,187              55            2,242
   TOTAL RECEIPTS
                                           61,439             200           61,639
DISBURSEMENTS:
Accounts Payable
   Raw Materials                              389                              389
   Duties/Customs                           2,124                            2,124
   Other Disbursements                      9,817             203           10,020
   Traffic                                  1,321                            1,321
   Advertising/Mktg                           384                              384
   Player Contracts                           101                              101
   Rent                                       778                              778
   Capital Expenditures                         -                                -
   Float Adjustment                                                              -
                                                                                 -
Total Accounts Payable                     14,914             203           15,117
                                                                                 -
Foreign Fnshd Gds-L/C                      19,453                           19,453
Payroll/Benefits                           11,189             563           11,752
Tax Payments                                3,947                            3,947
Japan                                         132                              132
Singapore                                     219                              219
Other                                       2,858                            2,858
Restructuring Fees                          4,563             298            4,861



     TOTAL CASH DISBURSEMENTS              57,275           1,064           58,339
----------------------------------------------------------------------------------
NET CASH REC/DSB
BEFORE BA FIN                               4,164            (864)           3,300
----------------------------------------------------------------------------------

ADD  BA FINANCING                          16,212                           16,212
LESS BA MATURITY                           26,912                           26,912

----------------------------------------------------------------------------------
NET CASH REC/DSB                           (6,536)           (864)          (7,400)
----------------------------------------------------------------------------------

Proceeds Sale of Assets                    93,750                          93,750

                                             (566)                            (566)
INTEREST/FEES;
   BANKS                                    1,685                            1,685
   NOTEHOLDERS                              1,965                            1,965
   CONVERTIBLE NOTES                                                             -
   DIP FEE                                    643                              643
                                                                                 -
BT Loan Payoff                             37,039                           37,039
Secured Notes Payoff                       29,713                           29,713
REVOLVER BALANCE                                -                                -

NET CASH ACTIVITY                          17,931           (864)           17,067
LETTERS OF CREDIT
     ADD:                                   9,686                            9,686
     SUBTRACT:                             19,450                           19,450

TOTAL L/C                                  (3,710)                          (3,710)

BA REFINANCING
     ADD:                                  16,212                           16,212
     SUBTRACT:                             53,348                           53,348
TOTAL B/A REFINANCING                           -                                -

STANDBY L/C                                   919                              919

TOTAL LINE UTILIS./CASH BALANCE            13,302         12,438            12,438
                                        -------------------------------------------